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                                                                    EXHIBIT 10.3



                                    GUARANTY
                                  (Subsidiary)

                            Dated as of May 20, 1998

                  ITCO TIRE COMPANY, a North Carolina corporation (the "Guarantor"), hereby agrees in favor of BANKBOSTON, N.A., a national banking association, in its capacity as administrative agent for the financial institutions party from time to time to the Loan Agreement (as defined below), as follows:

                  Section 1.        Cross References and Definitions.

                  (a) Reference is made to the Amended and Restated Loan and Security Agreement, dated on or about the date hereof (the same as it may hereafter be amended, modified, supplemented or restated from time to time being referred to as the "Loan Agreement"), by and among The J.H. Heafner Company, Inc., a California corporation, Oliver & Winston, Inc., a North Carolina corporation, ITCO Holding Company, Inc., a North Carolina corporation, The Speed Merchant, Inc., a California corporation (each a "Borrower" and collectively, the "Borrowers"), the Lenders parties thereto from time to time, the Co-Agents and the Agent.

                  (b) For the purposes of this Guaranty:

                           "Agent" and "Lender" each have the meaning ascribed to such term in the Loan Agreement and "Lender" also means and includes each subsequent holder of a Note.

                           "Obligor" means any obligor, maker, endorser, acceptor, surety or guarantor (other than the Guarantor), from time to time, of any Secured Obligation.

                  (c) Unless otherwise defined in this Guaranty, terms used herein which are defined in the Loan Agreement shall have the same meaning herein as therein ascribed to them.

                  Section 2.        Guaranty.

                  (a) Guaranty. In consideration of the execution and delivery by the Lenders of the Loan Agreement and as a condition precedent to the making of loans and other financial accommodations to the Borrowers by the Lenders thereunder, the Guarantor, as primary obligor and not as surety merely, hereby guarantees absolutely and unconditionally to the Agent and the Lenders the due and punctual payment, when and as due (whether upon demand, at maturity, by reason of acceleration or otherwise), and performance of all Secured Obligations, whether now existing or hereafter arising (hereinafter referred to as the "Guaranteed Obligations"), and agrees to pay any and all expenses (including, but not limited to, reasonable legal fees and disbursements) which may be incurred by the Agent or any Lender in enforcing their respective rights under this Guaranty. The liability of the Guarantor under this Guaranty is primary, unlimited and unconditional, and shall be enforceable before, concurrently or after any claim or demand is made or suit is filed against any Borrower or any other Obligor and before,
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concurrently or after any proceeding by the Agent against any Collateral or other security for the Guaranteed Obligations and shall be effective regardless of the solvency or insolvency of any Borrower or any other Obligor at any time, the extension or modification of any of the Guaranteed Obligations by operation of law or the subsequent reorganization, merger or consolidation of any Borrower or any change in its composition, nature, ownership, personnel or location, and this Guaranty shall be a continuing guaranty of any and all notes given in extension or renewal of the Guaranteed Obligations. The Guarantor acknowledges, agrees and confirms that this is a guaranty of payment and not of collection only and that demand for payment may be made hereunder on any number of occasions in the amount of all or any portion of the Guaranteed Obligations then due and no single demand shall exhaust the rights of the Agent or the Lenders hereunder. Further, the Guarantor hereby agrees that all proceeds of Collateral owned by it shall be applied to the Secured Obligations on a daily basis as and when received by the Agent as provided in the Loan Agreement as fully as if such Collateral and proceeds were owned by the Borrowers.

                  (b) Payment by Guarantor. If the Borrowers shall fail to pay, when due and payable, any Guaranteed Obligation, the Guarantor will, without demand or notice, immediately pay the same to the Agent for the account of the Lenders. If any Guaranteed Obligation would be subject to acceleration, but such acceleration is enjoined or stayed, the Guarantor will to the extent permitted by Applicable Law, purchase such Guaranteed Obligation for a price equal to the outstanding principal amount thereof, plus such accrued interest and other amounts as would have been payable had such Guaranteed Obligation been paid or prepaid at the time of such purchase. All payments by the Guarantor under this Guaranty shall be made without any setoff, counterclaim or deduction whatsoever, and in the same currency and funds as are required to be paid by the Borrowers.

                  (c) Waiver. The Guarantor waives without any requirement of any notice to or further assent by the Guarantor, to the fullest extent permitted by Applicable Law, (i) diligence, presentment, demand, protest and notice of any kind whatsoever, (ii) any requirement that the Agent or any Lender exhaust any right or take any action against any Obligor or other Person or any of the Collateral or other security for the Guaranteed Obligations, (iii) the benefit of all principles or provisions of Applicable Law which are or might be in conflict with the terms of this Guaranty, (iv) notice of acceptance hereof,
(v) notice of Default or Event of Default, (vi) notice of any and all favorable and unfavorable information, financial or other, about the Borrowers, any Obligor or other Person, heretofore, now or hereafter learned or acquired by the Agent or any Lender, (vii) all other notice to which such Guarantor or Obligor might otherwise be entitled, (viii) all defenses, set-offs and counterclaims of any kind whatsoever (but not the right to bring an independent action), (ix) notice of the existence or creation of any Guaranteed Obligations, (x) notice of any alteration, amendment, increase, extension or exchange of any of the Guaranteed Obligations, (xi) notice of any amendments, modifications or supplements to the Loan Agreement or any Loan Document, (xii) notice of any release of Collateral or other security for the Guaranteed Obligations or any compromise or settlement with respect thereto, (xiii) all diligence in collection or protection of or realization upon the Collateral


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or any of the Guaranteed Obligations, and (xiv) the right to require the Agent to proceed against any Obligor.

                  (d) Consents. The Guarantor consents without the requirement of any notice to or further assent by the Guarantor, to the fullest extent permitted by Applicable Law, that (i) the time of payment of any Guaranteed Obligation may be extended, (ii) any provision of the Loan Agreement or any Loan Document may be amended, waived or modified, (iii) any Obligor may be released from its obligations or other obligors or Guarantor substituted therefor or added, (iv) any Collateral or other property now or hereafter securing the Guaranteed Obligations may be released, exchanged, substituted, compromised or subordinated in whole or in part or any security may be added, and (v) the Agent may proceed against the Guarantor or any Obligor without proceeding against any other Obligor.

                  (e) Guarantor Bound. The Guarantor will remain bound under this Guaranty notwithstanding any changes, extensions, exchanges, substitutions, releases, compromises, subordinations, amendments, waivers or modifications or any other circumstances, whether or not referred to in CLAUSES (c) OR (d) above, which might otherwise constitute a legal or equitable discharge of a guaranty.

                  (f) Absolute Obligation. The obligations of the Guarantor hereunder are irrespective of and shall not be dependent upon or affected by (i) the validity, legality or enforceability of the Loan Agreement, the Note(s) or any Loan Document, (ii) the existence, value or condition of any of the Collateral or other security for the Guaranteed Obligations, (iii) the validity, perfection or priority of the Security Interest in any of the Collateral or other security, (iv) any action or failure to take action by the Agent or any Lender under, or with respect to, the Loan Agreement, the Note(s), any Loan Document, any Guaranteed Obligation, any Obligor or any of the Collateral or other security, (v) any other dealings among the Agent, the Lenders, the Borrowers or any Obligor, or (vi) any present or future law or order of any government or agency thereof purporting to reduce, amend or otherwise affect any obligations of the Borrowers or any Guarantor.

                  (g) Recovery of Payments. In the event that any or all of the amounts guaranteed by the Guarantor are or were paid by the Borrowers or any other Obligor or are or were paid or reduced by application of the proceeds of any Collateral, and all or any part of such payment is recovered from the Agent or any Lender under any applicable bankruptcy or insolvency law or otherwise, the liability of the Guarantor under this Guaranty shall continue and remain in full force and effect to the extent permitted by Applicable Law.

                  (h) Waiver of Reimbursement, Subrogation. The Guarantor hereby waives, to the fullest extent permitted by Applicable Law, any and all rights of subrogation, indemnification, reimbursement, contribution or similar rights which the Guarantor may have against the Borrowers or any Obligor or any Collateral, other security or otherwise until all Secured Obligations have been paid in full. The provisions of this SUBSECTION (h) shall survive the termination of this Guaranty.


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                  (i) Binding Nature of Certain Adjudications. Upon written
notice of the institution by the Agent or any Lender of any action or proceedings, legal or otherwise, for the adjudication of any controversy with the Borrowers, the Guarantor will be conclusively bound by the adjudication in any such action or proceedings and by a judgment, award or decree entered therein. The Guarantor waives the right to assert in any action or proceeding brought by the Agent or any Lender, upon the Loan Agreement, the Note(s) or any Loan Document, any offsets or counterclaims which such Guarantor may have with respect thereto (other than (subject to SECTION 2(g)) payment of the Secured Obligations).

                  (j) Validity and Enforceability of Guaranty. The Guarantor will take all action required so that the guaranty contained herein will at all times be a binding obligation of the Guarantor enforceable in accordance with its terms.

                  Section 3. Representations and Warranties. The Guarantor represents and warrants to the Agent and the Lenders as follows:

                  (a) Organization; Power; Qualification. The Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

                  (b) Authorization of Guaranty. The Guarantor has the right and power and has taken all necessary action to authorize it to guarantee the Guaranteed Obligations hereunder and to execute, deliver and perform this Guaranty in accordance with its terms. This Guaranty has been duly executed and delivered by the duly authorized officers of the Guarantor and is a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms.

                  (c) Compliance of Guaranty With Laws, Etc. The execution, delivery and performance of this Guaranty in accordance with its terms and the guaranty of the Guaranteed Obligations hereunder do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Government Approval or violate any Applicable Law relating to the Guarantor, (ii) conflict with, result in a breach of or constitute a default under (A) the articles of incorporation or by-laws of the Guarantor, (B) any material provisions of any indenture, agreement or other instrument to which the Guarantor is a party or by which it or any of its properties may be bound or (C) any Governmental Approval, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Guarantor, except Liens created pursuant to the Loan Documents.

                  (d) Financial Interest. The Guarantor is a Wholly Owned Subsidiary of The J.H. Heafner Company and is engaged in a related and mutually interdependent business with the Borrowers and will derive indirect financial and business advantages and benefits from the Loans and other financial accommodations that the Lenders may make to the Borrowers


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                  Section 4. Litigation. THE GUARANTOR, THE AGENT AND EACH
LENDER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE GUARANTOR ARISING OUT OF THIS GUARANTY OR OUT OF THE GUARANTOR'S SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AMONG OR BETWEEN THE GUARANTOR, ANY LENDER AND THE AGENT, OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE GUARANTOR AND THE AGENT OR ANY LENDER OF ANY KIND OR NATURE. THE GUARANTOR, THE AGENT AND EACH LENDER HEREBY AGREE THAT THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GUARANTOR AND THE AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. THE GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE GUARANTOR AT THE ADDRESS OF THE GUARANTOR SET FORTH HEREIN. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.

                  Section 5. Right of Setoff. Upon the occurrence and during the continuation of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Guarantor against any and all of the Guaranteed Obligations now or hereafter existing, whether or not demand shall have been made under this Guaranty and although such Guaranteed Obligations may be contingent and unmatured. Each Lender agrees promptly to notify the Guarantor after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

                  Section 6. Titles and Captions. Titles and captions of Sections and subsections in this Guaranty are for convenience only, and neither limit nor amplify the provisions of this Guaranty.


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
                  Section 7. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 8. Governing Law. This Guaranty shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of laws.

                  Section 9. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

                  Section 10. Miscellaneous. This Guaranty and the other agreements contemplated by this Guaranty supersede all prior negotiations, agreements and understandings, and constitute the entire agreement between the parties with respect to the subject matter thereof. All the provisions of this Guaranty shall be binding upon the Guarantor and its successors and assigns, and each Lender may assign or transfer any of its rights under this Guaranty in connection with the transfer of its interests under the Loan Agreement in accordance with the terms thereof. Any term, covenant, agreement or condition of this Guaranty may be amended or waived, and any departure therefrom may be consented to, if, but only if, such amendment, waiver or consent is in writing and is signed by the Agent and the Required Lenders and, in the case of any amendment, also by the Guarantor. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the instance and for the specific purpose for which given and no waiver of any condition, or of the breach of any term, provision, warranty, representation, agreement or covenant contained in this Guaranty, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, warranty, representation, agreement or covenant contained in this Guaranty. The failure of the Agent or any Lender at any time or times to require performance of any provisions of this Guaranty shall in no manner affect the right to enforce the same. Whenever the context so requires, the singular number shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders.

                  Section 11. Notices. All notices and other communications provided for hereunder shall be in writing and given in accordance with the provisions of SECTION 15.1 of the Loan Agreement and such provisions are hereby incorporated herein by this reference as if fully set forth herein. The address of the Guarantor for such purposes shall be as set forth on the signature page hereof, or such other address notice of which is given in accordance with the provisions hereof, and the address of the Lenders shall be as provided from time to time pursuant to SECTION 15.1 of the Loan Agreement. The Guarantor agrees that if any notification of intended disposition of Collateral or other security for the Guaranteed Obligations or of any other act by the Agent or any Lender is required by law and a specific time period is not stated therein, such


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notification given in accordance with the provisions of this SECTION 11, at least ten (10) days prior to such disposition or act shall be deemed reasonable and properly given.

                  Section 12. Limitation on Guaranteed Obligations. The obligations of the Guarantor hereunder shall be limited to an aggregate amount that is equal to the largest amount that would not render the obligations of the Guarantor hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code (Title 11 of the United States Code) or any comparable provision of Applicable Law.


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                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its duly authorized officer(s) as of the day and year first written above.



[Corporate Seal]                             ITCO TIRE COMPANY

                                             By:  /s/  WILLIAM H. GAITHER
                                                   Name:________________________
                                                   Title:_______________________

                                             Address:
                                             2708 Commerce Road
                                             P.O. Box 641
                                             Wilson, North Carolina 27893

Attest:  /s/  J. MICHAEL GAITHER
        Name:___________________
        Title:__________________


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
                                    GUARANTY
                                  (Subsidiary)

                            Dated as of May 20, 1998

                  ITCO TIRE COMPANY OF GEORGIA, a Virginia corporation (the "Guarantor"), hereby agrees in favor of BANKBOSTON, N.A., a national banking association, in its capacity as administrative agent for the financial institutions party from time to time to the Loan Agreement (as defined below), as follows:

                  Section 1.        Cross References and Definitions.

                  (a) Reference is made to the Amended and Restated Loan and Security Agreement, dated on or about the date hereof (the same as it may hereafter be amended, modified, supplemented or restated from time to time being referred to as the "Loan Agreement"), by and among The J.H. Heafner Company, Inc., a California corporation, Oliver & Winston, Inc., a North Carolina corporation, ITCO Holding Company, Inc., a North Carolina corporation, The Speed Merchant, Inc., a California corporation (each a "Borrower" and collectively, the "Borrowers"), the Lenders parties thereto from time to time, the Co-Agents and the Agent.

                  (b) For the purposes of this Guaranty:

                           "Agent" and "Lender" each have the meaning ascribed to such term in the Loan Agreement and "Lender" also means and includes each subsequent holder of a Note.

                           "Obligor" means any obligor, maker, endorser, acceptor, surety or guarantor (other than the Guarantor), from time to time, of any Secured Obligation.

                  (c) Unless otherwise defined in this Guaranty, terms used herein which are defined in the Loan Agreement shall have the same meaning herein as therein ascribed to them.

                  Section 2.        Guaranty.

                  (a) Guaranty. In consideration of the execution and delivery by the Lenders of the Loan Agreement and as a condition precedent to the making of loans and other financial accommodations to the Borrowers by the Lenders thereunder, the Guarantor, as primary obligor and not as surety merely, hereby guarantees absolutely and unconditionally to the Agent and the Lenders the due and punctual payment, when and as due (whether upon demand, at maturity, by reason of acceleration or otherwise), and performance of all Secured Obligations, whether now existing or hereafter arising (hereinafter referred to as the "Guaranteed Obligations"), and agrees to pay any and all expenses (including, but not limited to, reasonable legal fees and disbursements) which may be incurred by the Agent or any Lender in enforcing their respective rights under this Guaranty. The liability of the Guarantor under this Guaranty is primary, unlimited and unconditional, and shall be enforceable before, concurrently or after any claim or demand is made or suit is filed against any Borrower or any other Obligor and before, concurrently or after any proceeding by the Agent against any Collateral or other security for the Guaranteed Obligations and shall be effective regardless of the solvency or insolvency of any Borrower or any other Obligor at any time, the extension or modification of any of the Guaranteed Obligations by operation of law or the subsequent reorganization, merger or consolidation of any Borrower or any change in its composition, nature, ownership, personnel or location, and this Guaranty shall be a continuing guaranty of any and all notes given in extension or renewal of the Guaranteed Obligations. The Guarantor acknowledges, agrees and confirms that this is a guaranty of payment and not of collection only and that demand for payment may be made hereunder on any number of occasions in the amount of all or any portion of the Guaranteed Obligations then due and no single demand shall exhaust the rights of the Agent or the Lenders hereunder. Further, the Guarantor hereby agrees that all proceeds of Collateral owned by it shall be applied to the Secured Obligations on a daily basis as and when received by the Agent as provided in the Loan Agreement as fully as if such Collateral and proceeds were owned by the Borrowers.

                  (b) Payment by Guarantor. If the Borrowers shall fail to pay, when due and payable, any Guaranteed Obligation, the Guarantor will, without demand or notice, immediately pay the same to the Agent for the account of the Lenders. If any Guaranteed Obligation would be subject to acceleration, but such acceleration is enjoined or stayed, the Guarantor will to the extent permitted by Applicable Law, purchase such Guaranteed Obligation for a price equal to the outstanding principal amount thereof, plus such accrued interest and other amounts as would have been payable had such Guaranteed Obligation been paid or prepaid at the time of such purchase. All payments by the Guarantor under this Guaranty shall be made without any setoff, counterclaim or deduction whatsoever, and in the same currency and funds as are required to be paid by the Borrowers.

                  (c) Waiver. The Guarantor waives without any requirement of any notice to or further assent by the Guarantor, to the fullest extent permitted by Applicable Law, (i) diligence, presentment, demand, protest and notice of any kind whatsoever, (ii) any requirement that the Agent or any Lender exhaust any right or take any action against any Obligor or other Person or any of the Collateral or other security for the Guaranteed Obligations, (iii) the benefit of all principles or provisions of Applicable Law which are or might be in conflict with the terms of this Guaranty, (iv) notice of acceptance hereof,
(v) notice of Default or Event of Default, (vi) notice of any and all favorable and unfavorable information, financial or other, about the Borrowers, any Obligor or other Person, heretofore, now or hereafter learned or acquired by the Agent or any Lender, (vii) all other notice to which such Guarantor or Obligor might otherwise be entitled, (viii) all defenses, set-offs and counterclaims of any kind whatsoever (but not the right to bring an independent action), (ix) notice of the existence or creation of any Guaranteed Obligations, (x) notice of any alteration, amendment, increase, extension or exchange of any of the Guaranteed Obligations, (xi) notice of any amendments, modifications or supplements to the Loan Agreement or any Loan Document, (xii) notice of any release of Collateral or other security for the Guaranteed Obligations or any compromise or settlement with respect thereto, (xiii) all diligence in collection or protection of or realization upon the Collateral


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
or any of the Guaranteed Obligations, and (xiv) the right to require the Agent to proceed against any Obligor.

                  (d) Consents. The Guarantor consents without the requirement of any notice to or further assent by the Guarantor, to the fullest extent permitted by Applicable Law, that (i) the time of payment of any Guaranteed Obligation may be extended, (ii) any provision of the Loan Agreement or any Loan Document may be amended, waived or modified, (iii) any Obligor may be released from its obligations or other obligors or Guarantor substituted therefor or added, (iv) any Collateral or other property now or hereafter securing the Guaranteed Obligations may be released, exchanged, substituted, compromised or subordinated in whole or in part or any security may be added, and (v) the Agent may proceed against the Guarantor or any Obligor without proceeding against any other Obligor.

                  (e) Guarantor Bound. The Guarantor will remain bound under this Guaranty notwithstanding any changes, extensions, exchanges, substitutions, releases, compromises, subordinations, amendments, waivers or modifications or any other circumstances, whether or not referred to in CLAUSES (c) OR (d) above, which might otherwise constitute a legal or equitable discharge of a guaranty.

                  (f) Absolute Obligation. The obligations of the Guarantor hereunder are irrespective of and shall not be dependent upon or affected by (i) the validity, legality or enforceability of the Loan Agreement, the Note(s) or any Loan Document, (ii) the existence, value or condition of any of the Collateral or other security for the Guaranteed Obligations, (iii) the validity, perfection or priority of the Security Interest in any of the Collateral or other security, (iv) any action or failure to take action by the Agent or any Lender under, or with respect to, the Loan Agreement, the Note(s), any Loan Document, any Guaranteed Obligation, any Obligor or any of the Collateral or other security, (v) any other dealings among the Agent, the Lenders, the Borrowers or any Obligor, or (vi) any present or future law or order of any government or agency thereof purporting to reduce, amend or otherwise affect any obligations of the Borrowers or any Guarantor.

                  (g) Recovery of Payments. In the event that any or all of the amounts guaranteed by the Guarantor are or were paid by the Borrowers or any other Obligor or are or were paid or reduced by application of the proceeds of any Collateral, and all or any part of such payment is recovered from the Agent or any Lender under any applicable bankruptcy or insolvency law or otherwise, the liability of the Guarantor under this Guaranty shall continue and remain in full force and effect to the extent permitted by Applicable Law.

                  (h) Waiver of Reimbursement, Subrogation. The Guarantor hereby waives, to the fullest extent permitted by Applicable Law, any and all rights of subrogation, indemnification, reimbursement, contribution or similar rights which the Guarantor may have against the Borrowers or any Obligor or any Collateral, other security or otherwise until all Secured Obligations have been paid in full. The provisions of this SUBSECTION (h) shall survive the termination of this Guaranty.


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
                  (i) Binding Nature of Certain Adjudications. Upon written notice of the institution by the Agent or any Lender of any action or proceedings, legal or otherwise, for the adjudication of any controversy with the Borrowers, the Guarantor will be conclusively bound by the adjudication in any such action or proceedings and by a judgment, award or decree entered therein. The Guarantor waives the right to assert in any action or proceeding brought by the Agent or any Lender, upon the Loan Agreement, the Note(s) or any Loan Document, any offsets or counterclaims which such Guarantor may have with respect thereto (other than (subject to SECTION 2(g)) payment of the Secured Obligations).

                  (j) Validity and Enforceability of Guaranty. The Guarantor will take all action required so that the guaranty contained herein will at all times be a binding obligation of the Guarantor enforceable in accordance with its terms.

                  Section 3. Representations and Warranties. The Guarantor represents and warrants to the Agent and the Lenders as follows:

                  (a) Organization; Power; Qualification. The Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

                  (b) Authorization of Guaranty. The Guarantor has the right and power and has taken all necessary action to authorize it to guarantee the Guaranteed Obligations hereunder and to execute, deliver and perform this Guaranty in accordance with its terms. This Guaranty has been duly executed and delivered by the duly authorized officers of the Guarantor and is a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms.

                  (c) Compliance of Guaranty With Laws, Etc. The execution, delivery and performance of this Guaranty in accordance with its terms and the guaranty of the Guaranteed Obligations hereunder do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Government Approval or violate any Applicable Law relating to the Guarantor, (ii) conflict with, result in a breach of or constitute a default under (A) the articles of incorporation or by-laws of the Guarantor, (B) any material provisions of any indenture, agreement or other instrument to which the Guarantor is a party or by which it or any of its properties may be bound or (C) any Governmental Approval, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Guarantor, except Liens created pursuant to the Loan Documents.

                  (d) Financial Interest. The Guarantor is a Wholly Owned Subsidiary of The J.H. Heafner Company and is engaged in a related and mutually interdependent business with the Borrowers and will derive indirect financial and business advantages and benefits from the Loans and other financial accommodations that the Lenders may make to the Borrowers

                  Section 4. Litigation. THE GUARANTOR, THE AGENT AND EACH LENDER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE GUARANTOR ARISING OUT OF THIS GUARANTY OR OUT OF THE GUARANTOR'S SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AMONG OR BETWEEN THE GUARANTOR, ANY LENDER AND THE AGENT, OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE GUARANTOR AND THE AGENT OR ANY LENDER OF ANY KIND OR NATURE. THE GUARANTOR, THE AGENT AND EACH LENDER HEREBY AGREE THAT THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GUARANTOR AND THE AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. THE GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE GUARANTOR AT THE ADDRESS OF THE GUARANTOR SET FORTH HEREIN. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.

                  Section 5. Right of Setoff. Upon the occurrence and during the continuation of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Guarantor against any and all of the Guaranteed Obligations now or hereafter existing, whether or not demand shall have been made under this Guaranty and although such Guaranteed Obligations may be contingent and unmatured. Each Lender agrees promptly to notify the Guarantor after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

                  Section 6. Titles and Captions. Titles and captions of Sections and subsections in this Guaranty are for convenience only, and neither limit nor amplify the provisions of this Guaranty.

                  Section 7. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 8. Governing Law. This Guaranty shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of laws.

                  Section 9. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

                  Section 10. Miscellaneous. This Guaranty and the other agreements contemplated by this Guaranty supersede all prior negotiations, agreements and understandings, and constitute the entire agreement between the parties with respect to the subject matter thereof. All the provisions of this Guaranty shall be binding upon the Guarantor and its successors and assigns, and each Lender may assign or transfer any of its rights under this Guaranty in connection with the transfer of its interests under the Loan Agreement in accordance with the terms thereof. Any term, covenant, agreement or condition of this Guaranty may be amended or waived, and any departure therefrom may be consented to, if, but only if, such amendment, waiver or consent is in writing and is signed by the Agent and the Required Lenders and, in the case of any amendment, also by the Guarantor. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the instance and for the specific purpose for which given and no waiver of any condition, or of the breach of any term, provision, warranty, representation, agreement or covenant contained in this Guaranty, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, warranty, representation, agreement or covenant contained in this Guaranty. The failure of the Agent or any Lender at any time or times to require performance of any provisions of this Guaranty shall in no manner affect the right to enforce the same. Whenever the context so requires, the singular number shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders.

                  Section 11. Notices. All notices and other communications provided for hereunder shall be in writing and given in accordance with the provisions of SECTION 15.1 of the Loan Agreement and such provisions are hereby incorporated herein by this reference as if fully set forth herein. The address of the Guarantor for such purposes shall be as set forth on the signature page hereof, or such other address notice of which is given in accordance with the provisions hereof, and the address of the Lenders shall be as provided from time to time pursuant to SECTION 15.1 of the Loan Agreement. The Guarantor agrees that if any notification of intended disposition of Collateral or other security for the Guaranteed Obligations or of any other act by the Agent or any Lender is required by law and a specific time period is not stated therein, such notification given in accordance with the provisions of this SECTION 11, at least ten (10) days prior to such disposition or act shall be deemed reasonable and properly given.

                  Section 12. Limitation on Guaranteed Obligations. The obligations of the Guarantor hereunder shall be limited to an aggregate amount that is equal to the largest amount that would not render the obligations of the Guarantor hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code (Title 11 of the United States Code) or any comparable provision of Applicable Law.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its duly authorized officer(s) as of the day and year first written above.



 [Corporate Seal]                            ITCO TIRE COMPANY OF GEORGIA

                                             By:  /s/  WILLIAM H. GAITHER
                                                  Name:________________________
                                                  Title:_______________________

                                             Address:
                                             2708 Commerce Road
                                             P.O. Box 641
                                             Wilson, North Carolina 27893

Attest:  /s/  J. MICHAEL GAITHER
        Name:___________________
        Title:__________________

                                    GUARANTY
                                  (Subsidiary)

                            Dated as of May 20, 1998

                  ITCO LOGISTICS CORPORATION, a Delaware corporation (the "Guarantor"), hereby agrees in favor of BANKBOSTON, N.A., a national banking association, in its capacity as administrative agent for the financial institutions party from time to time to the Loan Agreement (as defined below), as follows:

                  Section 1.        Cross References and Definitions.

                  (a) Reference is made to the Amended and Restated Loan and Security Agreement, dated on or about the date hereof (the same as it may hereafter be amended, modified, supplemented or restated from time to time being referred to as the "Loan Agreement"), by and among The J.H. Heafner Company, Inc., a California corporation, Oliver & Winston, Inc., a North Carolina corporation, ITCO Holding Company, Inc., a North Carolina corporation, The Speed Merchant, Inc., a California corporation (each a "Borrower" and collectively, the "Borrowers"), the Lenders parties thereto from time to time, the Co-Agents and the Agent.

                  (b) For the purposes of this Guaranty:

                           "Agent" and "Lender" each have the meaning ascribed to such term in the Loan Agreement and "Lender" also means and includes each subsequent holder of a Note.

                           "Obligor" means any obligor, maker, endorser, acceptor, surety or guarantor (other than the Guarantor), from time to time, of any Secured Obligation.

                  (c) Unless otherwise defined in this Guaranty, terms used herein which are defined in the Loan Agreement shall have the same meaning herein as therein ascribed to them.

                  Section 2.        Guaranty.

                  (a) Guaranty. In consideration of the execution and delivery by the Lenders of the Loan Agreement and as a condition precedent to the making of loans and other financial accommodations to the Borrowers by the Lenders thereunder, the Guarantor, as primary obligor and not as surety merely, hereby guarantees absolutely and unconditionally to the Agent and the Lenders the due and punctual payment, when and as due (whether upon demand, at maturity, by reason of acceleration or otherwise), and performance of all Secured Obligations, whether now existing or hereafter arising (hereinafter referred to as the "Guaranteed Obligations"), and agrees to pay any and all expenses (including, but not limited to, reasonable legal fees and disbursements) which may be incurred by the Agent or any Lender in enforcing their respective rights under this Guaranty. The liability of the Guarantor under this Guaranty is primary, unlimited and unconditional, and shall be enforceable before, concurrently or after any claim or demand is made or suit is filed against any Borrower or any other Obligor and before, concurrently or after any proceeding by the Agent against any Collateral or other security for the Guaranteed Obligations and shall be effective regardless of the solvency or insolvency of any Borrower or any other Obligor at any time, the extension or modification of any of the Guaranteed Obligations by operation of law or the subsequent reorganization, merger or consolidation of any Borrower or any change in its composition, nature, ownership, personnel or location, and this Guaranty shall be a continuing guaranty of any and all notes given in extension or renewal of the Guaranteed Obligations. The Guarantor acknowledges, agrees and confirms that this is a guaranty of payment and not of collection only and that demand for payment may be made hereunder on any number of occasions in the amount of all or any portion of the Guaranteed Obligations then due and no single demand shall exhaust the rights of the Agent or the Lenders hereunder. Further, the Guarantor hereby agrees that all proceeds of Collateral owned by it shall be applied to the Secured Obligations on a daily basis as and when received by the Agent as provided in the Loan Agreement as fully as if such Collateral and proceeds were owned by the Borrowers.

                  (b) Payment by Guarantor. If the Borrowers shall fail to pay, when due and payable, any Guaranteed Obligation, the Guarantor will, without demand or notice, immediately pay the same to the Agent for the account of the Lenders. If any Guaranteed Obligation would be subject to acceleration, but such acceleration is enjoined or stayed, the Guarantor will to the extent permitted by Applicable Law, purchase such Guaranteed Obligation for a price equal to the outstanding principal amount thereof, plus such accrued interest and other amounts as would have been payable had such Guaranteed Obligation been paid or prepaid at the time of such purchase. All payments by the Guarantor under this Guaranty shall be made without any setoff, counterclaim or deduction whatsoever, and in the same currency and funds as are required to be paid by the Borrowers.

                  (c) Waiver. The Guarantor waives without any requirement of any notice to or further assent by the Guarantor, to the fullest extent permitted by Applicable Law, (i) diligence, presentment, demand, protest and notice of any kind whatsoever, (ii) any requirement that the Agent or any Lender exhaust any right or take any action against any Obligor or other Person or any of the Collateral or other security for the Guaranteed Obligations, (iii) the benefit of all principles or provisions of Applicable Law which are or might be in conflict with the terms of this Guaranty, (iv) notice of acceptance hereof,
(v) notice of Default or Event of Default, (vi) notice of any and all favorable and unfavorable information, financial or other, about the Borrowers, any Obligor or other Person, heretofore, now or hereafter learned or acquired by the Agent or any Lender, (vii) all other notice to which such Guarantor or Obligor might otherwise be entitled, (viii) all defenses, set-offs and counterclaims of any kind whatsoever (but not the right to bring an independent action), (ix) notice of the existence or creation of any Guaranteed Obligations, (x) notice of any alteration, amendment, increase, extension or exchange of any of the Guaranteed Obligations, (xi) notice of any amendments, modifications or supplements to the Loan Agreement or any Loan Document, (xii) notice of any release of Collateral or other security for the Guaranteed Obligations or any compromise or settlement with respect thereto, (xiii) all diligence in collection or protection of or realization upon the Collateral or any of the Guaranteed Obligations, and (xiv) the right to require the Agent to proceed against any Obligor.

                  (d) Consents. The Guarantor consents without the requirement of any notice to or further assent by the Guarantor, to the fullest extent permitted by Applicable Law, that (i) the time of payment of any Guaranteed Obligation may be extended, (ii) any provision of the Loan Agreement or any Loan Document may be amended, waived or modified, (iii) any Obligor may be released from its obligations or other obligors or Guarantor substituted therefor or added, (iv) any Collateral or other property now or hereafter securing the Guaranteed Obligations may be released, exchanged, substituted, compromised or subordinated in whole or in part or any security may be added, and (v) the Agent may proceed against the Guarantor or any Obligor without proceeding against any other Obligor.

                  (e) Guarantor Bound. The Guarantor will remain bound under this Guaranty notwithstanding any changes, extensions, exchanges, substitutions, releases, compromises, subordinations, amendments, waivers or modifications or any other circumstances, whether or not referred to in CLAUSES (c) OR (d) above, which might otherwise constitute a legal or equitable discharge of a guaranty.

                  (f) Absolute Obligation. The obligations of the Guarantor hereunder are irrespective of and shall not be dependent upon or affected by (i) the validity, legality or enforceability of the Loan Agreement, the Note(s) or any Loan Document, (ii) the existence, value or condition of any of the Collateral or other security for the Guaranteed Obligations, (iii) the validity, perfection or priority of the Security Interest in any of the Collateral or other security, (iv) any action or failure to take action by the Agent or any Lender under, or with respect to, the Loan Agreement, the Note(s), any Loan Document, any Guaranteed Obligation, any Obligor or any of the Collateral or other security, (v) any other dealings among the Agent, the Lenders, the Borrowers or any Obligor, or (vi) any present or future law or order of any government or agency thereof purporting to reduce, amend or otherwise affect any obligations of the Borrowers or any Guarantor.

                  (g) Recovery of Payments. In the event that any or all of the amounts guaranteed by the Guarantor are or were paid by the Borrowers or any other Obligor or are or were paid or reduced by application of the proceeds of any Collateral, and all or any part of such payment is recovered from the Agent or any Lender under any applicable bankruptcy or insolvency law or otherwise, the liability of the Guarantor under this Guaranty shall continue and remain in full force and effect to the extent permitted by Applicable Law.

                  (h) Waiver of Reimbursement, Subrogation. The Guarantor hereby waives, to the fullest extent permitted by Applicable Law, any and all rights of subrogation, indemnification, reimbursement, contribution or similar rights which the Guarantor may have against the Borrowers or any Obligor or any Collateral, other security or otherwise until all Secured Obligations have been paid in full. The provisions of this SUBSECTION (h) shall survive the termination of this Guaranty.

                  (i) Binding Nature of Certain Adjudications. Upon written notice of the institution by the Agent or any Lender of any action or proceedings, legal or otherwise, for the adjudication of any controversy with the Borrowers, the Guarantor will be conclusively bound by the adjudication in any such action or proceedings and by a judgment, award or decree entered therein. The Guarantor waives the right to assert in any action or proceeding brought by the Agent or any Lender, upon the Loan Agreement, the Note(s) or any Loan Document, any offsets or counterclaims which such Guarantor may have with respect thereto (other than (subject to SECTION 2(g)) payment of the Secured Obligations).

                  (j) Validity and Enforceability of Guaranty. The Guarantor will take all action required so that the guaranty contained herein will at all times be a binding obligation of the Guarantor enforceable in accordance with its terms.

                  Section 3. Representations and Warranties. The Guarantor represents and warrants to the Agent and the Lenders as follows:

                  (a) Organization; Power; Qualification. The Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

                  (b) Authorization of Guaranty. The Guarantor has the right and power and has taken all necessary action to authorize it to guarantee the Guaranteed Obligations hereunder and to execute, deliver and perform this Guaranty in accordance with its terms. This Guaranty has been duly executed and delivered by the duly authorized officers of the Guarantor and is a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms.

                  (c) Compliance of Guaranty With Laws, Etc. The execution, delivery and performance of this Guaranty in accordance with its terms and the guaranty of the Guaranteed Obligations hereunder do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Government Approval or violate any Applicable Law relating to the Guarantor, (ii) conflict with, result in a breach of or constitute a default under (A) the articles of incorporation or by-laws of the Guarantor, (B) any material provisions of any indenture, agreement or other instrument to which the Guarantor is a party or by which it or any of its properties may be bound or (C) any Governmental Approval, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Guarantor, except Liens created pursuant to the Loan Documents.

                  (d) Financial Interest. The Guarantor is a Wholly Owned Subsidiary of The J.H. Heafner Company and is engaged in a related and mutually interdependent business with the Borrowers and will derive indirect financial and business advantages and benefits from the Loans and other financial accommodations that the Lenders may make to the Borrowers

                  Section 4. Litigation. THE GUARANTOR, THE AGENT AND EACH LENDER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE GUARANTOR ARISING OUT OF THIS GUARANTY OR OUT OF THE GUARANTOR'S SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AMONG OR BETWEEN THE GUARANTOR, ANY LENDER AND THE AGENT, OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE GUARANTOR AND THE AGENT OR ANY LENDER OF ANY KIND OR NATURE. THE GUARANTOR, THE AGENT AND EACH LENDER HEREBY AGREE THAT THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GUARANTOR AND THE AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. THE GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE GUARANTOR AT THE ADDRESS OF THE GUARANTOR SET FORTH HEREIN. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.

                  Section 5. Right of Setoff. Upon the occurrence and during the continuation of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Guarantor against any and all of the Guaranteed Obligations now or hereafter existing, whether or not demand shall have been made under this Guaranty and although such Guaranteed Obligations may be contingent and unmatured. Each Lender agrees promptly to notify the Guarantor after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

                  Section 6. Titles and Captions. Titles and captions of Sections and subsections in this Guaranty are for convenience only, and neither limit nor amplify the provisions of this Guaranty.

                  Section 7. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 8. Governing Law. This Guaranty shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of laws.

                  Section 9. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

                  Section 10. Miscellaneous. This Guaranty and the other agreements contemplated by this Guaranty supersede all prior negotiations, agreements and understandings, and constitute the entire agreement between the parties with respect to the subject matter thereof. All the provisions of this Guaranty shall be binding upon the Guarantor and its successors and assigns, and each Lender may assign or transfer any of its rights under this Guaranty in connection with the transfer of its interests under the Loan Agreement in accordance with the terms thereof. Any term, covenant, agreement or condition of this Guaranty may be amended or waived, and any departure therefrom may be consented to, if, but only if, such amendment, waiver or consent is in writing and is signed by the Agent and the Required Lenders and, in the case of any amendment, also by the Guarantor. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the instance and for the specific purpose for which given and no waiver of any condition, or of the breach of any term, provision, warranty, representation, agreement or covenant contained in this Guaranty, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, warranty, representation, agreement or covenant contained in this Guaranty. The failure of the Agent or any Lender at any time or times to require performance of any provisions of this Guaranty shall in no manner affect the right to enforce the same. Whenever the context so requires, the singular number shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders.

                  Section 11. Notices. All notices and other communications provided for hereunder shall be in writing and given in accordance with the provisions of SECTION 15.1 of the Loan Agreement and such provisions are hereby incorporated herein by this reference as if fully set forth herein. The address of the Guarantor for such purposes shall be as set forth on the signature page hereof, or such other address notice of which is given in accordance with the provisions hereof, and the address of the Lenders shall be as provided from time to time pursuant to SECTION 15.1 of the Loan Agreement. The Guarantor agrees that if any notification of intended disposition of Collateral or other security for the Guaranteed Obligations or of any other act by the Agent or any Lender is required by law and a specific time period is not stated therein, such notification given in accordance with the provisions of this SECTION 11, at least ten (10) days prior to such disposition or act shall be deemed reasonable and properly given.

                  Section 12. Limitation on Guaranteed Obligations. The obligations of the Guarantor hereunder shall be limited to an aggregate amount that is equal to the largest amount that would not render the obligations of the Guarantor hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code (Title 11 of the United States Code) or any comparable provision of Applicable Law.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its duly authorized officer(s) as of the day and year first written above.



 [Corporate Seal]                            ITCO LOGISTICS CORPORATION

                                             By:  /s/  WILLIAM H. GAITHER
                                                  Name:________________________
                                                  Title:_______________________

                                             Address:
                                             2708 Commerce Road
                                             P.O. Box 641
                                             Wilson, North Carolina 27893

Attest:  /s/  J. MICHAEL GAITHER
        Name: ____________________
        Title:____________________

                                    GUARANTY
                                  (Subsidiary)

                            Dated as of May 20, 1998

                  PHOENIX RACING, INC., a California corporation (the "Guarantor"), hereby agrees in favor of BANKBOSTON, N.A., a national banking association, in its capacity as administrative agent for the financial institutions party from time to time to the Loan Agreement (as defined below), as follows:

                  Section 1.        Cross References and Definitions.

                  (a) Reference is made to the Amended and Restated Loan and Security Agreement, dated on or about the date hereof (the same as it may hereafter be amended, modified, supplemented or restated from time to time being referred to as the "Loan Agreement"), by and among The J.H. Heafner Company, Inc., a California corporation, Oliver & Winston, Inc., a North Carolina corporation, ITCO Holding Company, Inc., a North Carolina corporation, The Speed Merchant, Inc., a California corporation (each a "Borrower" and collectively, the "Borrowers"), the Lenders parties thereto from time to time, the Co-Agents and the Agent.

                  (b) For the purposes of this Guaranty:

                           "Agent" and "Lender" each have the meaning ascribed to such term in the Loan Agreement and "Lender" also means and includes each subsequent holder of a Note.

                           "Obligor" means any obligor, maker, endorser, acceptor, surety or guarantor (other than the Guarantor), from time to time, of any Secured Obligation.

                  (c) Unless otherwise defined in this Guaranty, terms used herein which are defined in the Loan Agreement shall have the same meaning herein as therein ascribed to them.

                  Section 2.        Guaranty.

                  (a) Guaranty. In consideration of the execution and delivery by the Lenders of the Loan Agreement and as a condition precedent to the making of loans and other financial accommodations to the Borrowers by the Lenders thereunder, the Guarantor, as primary obligor and not as surety merely, hereby guarantees absolutely and unconditionally to the Agent and the Lenders the due and punctual payment, when and as due (whether upon demand, at maturity, by reason of acceleration or otherwise), and performance of all Secured Obligations, whether now existing or hereafter arising (hereinafter referred to as the "Guaranteed Obligations"), and agrees to pay any and all expenses (including, but not limited to, reasonable legal fees and disbursements) which may be incurred by the Agent or any Lender in enforcing their respective rights under this Guaranty. The liability of the Guarantor under this Guaranty is primary, unlimited and unconditional, and shall be enforceable before, concurrently or after any claim or demand is made or suit is filed against any Borrower or any other Obligor and before, concurrently or after any proceeding by the Agent against any Collateral or other security for the Guaranteed Obligations and shall be effective regardless of the solvency or insolvency of any Borrower or any other Obligor at any time, the extension or modification of any of the Guaranteed Obligations by operation of law or the subsequent reorganization, merger or consolidation of any Borrower or any change in its composition, nature, ownership, personnel or location, and this Guaranty shall be a continuing guaranty of any and all notes given in extension or renewal of the Guaranteed Obligations. The Guarantor acknowledges, agrees and confirms that this is a guaranty of payment and not of collection only and that demand for payment may be made hereunder on any number of occasions in the amount of all or any portion of the Guaranteed Obligations then due and no single demand shall exhaust the rights of the Agent or the Lenders hereunder. Further, the Guarantor hereby agrees that all proceeds of Collateral owned by it shall be applied to the Secured Obligations on a daily basis as and when received by the Agent as provided in the Loan Agreement as fully as if such Collateral and proceeds were owned by the Borrowers.

                  (b) Payment by Guarantor. If the Borrowers shall fail to pay, when due and payable, any Guaranteed Obligation, the Guarantor will, without demand or notice, immediately pay the same to the Agent for the account of the Lenders. If any Guaranteed Obligation would be subject to acceleration, but such acceleration is enjoined or stayed, the Guarantor will to the extent permitted by Applicable Law, purchase such Guaranteed Obligation for a price equal to the outstanding principal amount thereof, plus such accrued interest and other amounts as would have been payable had such Guaranteed Obligation been paid or prepaid at the time of such purchase. All payments by the Guarantor under this Guaranty shall be made without any setoff, counterclaim or deduction whatsoever, and in the same currency and funds as are required to be paid by the Borrowers.

                  (c) Waiver. The Guarantor waives without any requirement of any notice to or further assent by the Guarantor, to the fullest extent permitted by Applicable Law, (i) diligence, presentment, demand, protest and notice of any kind whatsoever, (ii) any requirement that the Agent or any Lender exhaust any right or take any action against any Obligor or other Person or any of the Collateral or other security for the Guaranteed Obligations, (iii) the benefit of all principles or provisions of Applicable Law which are or might be in conflict with the terms of this Guaranty, (iv) notice of acceptance hereof,
(v) notice of Default or Event of Default, (vi) notice of any and all favorable and unfavorable information, financial or other, about the Borrowers, any Obligor or other Person, heretofore, now or hereafter learned or acquired by the Agent or any Lender, (vii) all other notice to which such Guarantor or Obligor might otherwise be entitled, (viii) all defenses, set-offs and counterclaims of any kind whatsoever (but not the right to bring an independent action), (ix) notice of the existence or creation of any Guaranteed Obligations, (x) notice of any alteration, amendment, increase, extension or exchange of any of the Guaranteed Obligations, (xi) notice of any amendments, modifications or supplements to the Loan Agreement or any Loan Document, (xii) notice of any release of Collateral or other security for the Guaranteed Obligations or any compromise or settlement with respect thereto, (xiii) all diligence in collection or protection of or realization upon the Collateral or any of the Guaranteed Obligations, and (xiv) the right to require the Agent to proceed against any Obligor.

                  (d) Consents. The Guarantor consents without the requirement of any notice to or further assent by the Guarantor, to the fullest extent permitted by Applicable Law, that (i) the time of payment of any Guaranteed Obligation may be extended, (ii) any provision of the Loan Agreement or any Loan Document may be amended, waived or modified, (iii) any Obligor may be released from its obligations or other obligors or Guarantor substituted therefor or added, (iv) any Collateral or other property now or hereafter securing the Guaranteed Obligations may be released, exchanged, substituted, compromised or subordinated in whole or in part or any security may be added, and (v) the Agent may proceed against the Guarantor or any Obligor without proceeding against any other Obligor.

                  (e) Guarantor Bound. The Guarantor will remain bound under this Guaranty notwithstanding any changes, extensions, exchanges, substitutions, releases, compromises, subordinations, amendments, waivers or modifications or any other circumstances, whether or not referred to in CLAUSES (c) OR (d) above, which might otherwise constitute a legal or equitable discharge of a guaranty.

                  (f) Absolute Obligation. The obligations of the Guarantor hereunder are irrespective of and shall not be dependent upon or affected by (i) the validity, legality or enforceability of the Loan Agreement, the Note(s) or any Loan Document, (ii) the existence, value or condition of any of the Collateral or other security for the Guaranteed Obligations, (iii) the validity, perfection or priority of the Security Interest in any of the Collateral or other security, (iv) any action or failure to take action by the Agent or any Lender under, or with respect to, the Loan Agreement, the Note(s), any Loan Document, any Guaranteed Obligation, any Obligor or any of the Collateral or other security, (v) any other dealings among the Agent, the Lenders, the Borrowers or any Obligor, or (vi) any present or future law or order of any government or agency thereof purporting to reduce, amend or otherwise affect any obligations of the Borrowers or any Guarantor.

                  (g) Recovery of Payments. In the event that any or all of the amounts guaranteed by the Guarantor are or were paid by the Borrowers or any other Obligor or are or were paid or reduced by application of the proceeds of any Collateral, and all or any part of such payment is recovered from the Agent or any Lender under any applicable bankruptcy or insolvency law or otherwise, the liability of the Guarantor under this Guaranty shall continue and remain in full force and effect to the extent permitted by Applicable Law.

                  (h) Waiver of Reimbursement, Subrogation. The Guarantor hereby waives, to the fullest extent permitted by Applicable Law, any and all rights of subrogation, indemnification, reimbursement, contribution or similar rights which the Guarantor may have against the Borrowers or any Obligor or any Collateral, other security or otherwise until all Secured Obligations have been paid in full. The provisions of this SUBSECTION (h) shall survive the termination of this Guaranty.

                  (i) Binding Nature of Certain Adjudications. Upon written notice of the institution by the Agent or any Lender of any action or proceedings, legal or otherwise, for the adjudication of any controversy with the Borrowers, the Guarantor will be conclusively bound by the adjudication in any such action or proceedings and by a judgment, award or decree entered therein. The Guarantor waives the right to assert in any action or proceeding brought by the Agent or any Lender, upon the Loan Agreement, the Note(s) or any Loan Document, any offsets or counterclaims which such Guarantor may have with respect thereto (other than (subject to SECTION 2(g)) payment of the Secured Obligations).

                  (j) Validity and Enforceability of Guaranty. The Guarantor will take all action required so that the guaranty contained herein will at all times be a binding obligation of the Guarantor enforceable in accordance with its terms.

                  Section 3. Representations and Warranties. The Guarantor represents and warrants to the Agent and the Lenders as follows:

                  (a) Organization; Power; Qualification. The Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

                  (b) Authorization of Guaranty. The Guarantor has the right and power and has taken all necessary action to authorize it to guarantee the Guaranteed Obligations hereunder and to execute, deliver and perform this Guaranty in accordance with its terms. This Guaranty has been duly executed and delivered by the duly authorized officers of the Guarantor and is a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms.

                  (c) Compliance of Guaranty With Laws, Etc. The execution, delivery and performance of this Guaranty in accordance with its terms and the guaranty of the Guaranteed Obligations hereunder do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Government Approval or violate any Applicable Law relating to the Guarantor, (ii) conflict with, result in a breach of or constitute a default under (A) the articles of incorporation or by-laws of the Guarantor, (B) any material provisions of any indenture, agreement or other instrument to which the Guarantor is a party or by which it or any of its properties may be bound or (C) any Governmental Approval, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Guarantor, except Liens created pursuant to the Loan Documents.

                  (d) Financial Interest. The Guarantor is a Wholly Owned Subsidiary of The J.H. Heafner Company and is engaged in a related and mutually interdependent business with the Borrowers and will derive indirect financial and business advantages and benefits from the Loans and other financial accommodations that the Lenders may make to the Borrowers

                  Section 4. Litigation. THE GUARANTOR, THE AGENT AND EACH LENDER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE GUARANTOR ARISING OUT OF THIS GUARANTY OR OUT OF THE GUARANTOR'S SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AMONG OR BETWEEN THE GUARANTOR, ANY LENDER AND THE AGENT, OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE GUARANTOR AND THE AGENT OR ANY LENDER OF ANY KIND OR NATURE. THE GUARANTOR, THE AGENT AND EACH LENDER HEREBY AGREE THAT THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GUARANTOR AND THE AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. THE GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE GUARANTOR AT THE ADDRESS OF THE GUARANTOR SET FORTH HEREIN. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.

                  Section 5. Right of Setoff. Upon the occurrence and during the continuation of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Guarantor against any and all of the Guaranteed Obligations now or hereafter existing, whether or not demand shall have been made under this Guaranty and although such Guaranteed Obligations may be contingent and unmatured. Each Lender agrees promptly to notify the Guarantor after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to any other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

                  Section 6. Titles and Captions. Titles and captions of Sections and subsections in this Guaranty are for convenience only, and neither limit nor amplify the provisions of this Guaranty.

                  Section 7. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 8. Governing Law. This Guaranty shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of laws.

                  Section 9. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

                  Section 10. Miscellaneous. This Guaranty and the other agreements contemplated by this Guaranty supersede all prior negotiations, agreements and understandings, and constitute the entire agreement between the parties with respect to the subject matter thereof. All the provisions of this Guaranty shall be binding upon the Guarantor and its successors and assigns, and each Lender may assign or transfer any of its rights under this Guaranty in connection with the transfer of its interests under the Loan Agreement in accordance with the terms thereof. Any term, covenant, agreement or condition of this Guaranty may be amended or waived, and any departure therefrom may be consented to, if, but only if, such amendment, waiver or consent is in writing and is signed by the Agent and the Required Lenders and, in the case of any amendment, also by the Guarantor. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the instance and for the specific purpose for which given and no waiver of any condition, or of the breach of any term, provision, warranty, representation, agreement or covenant contained in this Guaranty, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, warranty, representation, agreement or covenant contained in this Guaranty. The failure of the Agent or any Lender at any time or times to require performance of any provisions of this Guaranty shall in no manner affect the right to enforce the same. Whenever the context so requires, the singular number shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders.

                  Section 11. Notices. All notices and other communications provided for hereunder shall be in writing and given in accordance with the provisions of SECTION 15.1 of the Loan Agreement and such provisions are hereby incorporated herein by this reference as if fully set forth herein. The address of the Guarantor for such purposes shall be as set forth on the signature page hereof, or such other address notice of which is given in accordance with the provisions hereof, and the address of the Lenders shall be as provided from time to time pursuant to SECTION 15.1 of the Loan Agreement. The Guarantor agrees that if any notification of intended disposition of Collateral or other security for the Guaranteed Obligations or of any other act by the Agent or any Lender is required by law and a specific time period is not stated therein, such notification given in accordance with the provisions of this SECTION 11, at least ten (10) days prior to such disposition or act shall be deemed reasonable and properly given.

                  Section 12. Limitation on Guaranteed Obligations. The obligations of the Guarantor hereunder shall be limited to an aggregate amount that is equal to the largest amount that would not render the obligations of the Guarantor hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code (Title 11 of the United States Code) or any comparable provision of Applicable Law.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its duly authorized officer(s) as of the day and year first written above.



 [Corporate Seal]                            PHOENIX RACING, INC.

                                                  By:  /s/  WILLIAM H. GAITHER
                                                  Name:_________________________
                                                  Title:________________________

                                             By:  /s/  DONALD C. ROOF
                                                  Name: Donald C. Roof
                                                  Title: Treasurer

                                             Address:
                                             1140 Campbell Avenue
                                             San Jose, California 95126
Attest:  /s/  J. MICHAEL GAITHER
        Name: ____________________
        Title:____________________